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                                                                    EXHIBIT 10.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         The undersigned, being the Chief Executive Officer and Director Finance, respectively, of ADB Systems International Ltd. (the "Company") do each hereby certify that:

         (1) The Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2002 (the "Report") which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended.

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as at, and for the fiscal year ended on, December 31, 2002.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



Dated:  May 12, 2003
                                             C/s Jeffrey Lymburner
                                             -----------------------------------
                                             Jeffrey Lymburner
                                             Chief Executive Officer



Dated:  May 12, 2003
                                             C/s Michael Robb
                                             -----------------------------------
                                             Michael Robb
                                             Director of Finance


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